Derivative Financial Instruments	12 Months Ended
Apr. 30, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments

NOTE 10	DERIVATIVE FINANCIAL INSTRUMENTS
We are exposed to market risks, such as changes in commodity prices, foreign currency exchange rates, and interest rates. To manage the volatility related to these exposures, we enter into various derivative transactions. We have policies in place that define acceptable instrument types we may enter into and establish controls to limit our market risk exposure.
During 2018, we early adopted ASU 2017-12, Derivatives and Hedging (Topic 815) Targeted Improvements to Accounting for Hedging Activities, which did not have a material impact on our condensed consolidated financial statements and disclosures. For additional information, see Recently Issued Accounting Standards in Note 1: Accounting Policies.
Commodity Price Management: We enter into commodity derivatives to manage the price volatility and reduce the variability of future cash flows related to anticipated inventory purchases of key raw materials, notably green coffee, edible oils, corn, wheat, and soybean meal. We also enter into commodity derivatives to manage price risk for energy input costs, including diesel fuel and natural gas. Our derivative instruments generally have maturities of less than one year.
We do not qualify commodity derivatives for hedge accounting treatment and, as a result, the derivative gains and losses are immediately recognized in earnings. Although we do not perform the assessments required to achieve hedge accounting for derivative positions, we believe all of our commodity derivatives are economic hedges of our risk exposure.
The commodities hedged have a high inverse correlation to price changes of the derivative instrument. Thus, we would expect that over time, any gain or loss in the estimated fair value of the derivatives would generally be offset by an increase or decrease in the estimated fair value of the underlying exposures.
Foreign Currency Exchange Rate Hedging: We utilize foreign currency derivatives to manage the effect of foreign currency exchange fluctuations on future cash payments primarily related to purchases of certain raw materials and finished goods. The contracts generally have maturities of less than one year. We do not qualify instruments used to manage foreign currency exchange exposures for hedge accounting treatment.

Interest Rate Hedging: We utilize derivative instruments to manage changes in the fair value of our debt. Interest rate contracts mitigate the risk associated with the underlying hedged item. At the inception of the contract, the instrument is evaluated and documented for hedge accounting treatment. If the contract is designated as a cash flow hedge, the mark-to-market gains or losses on the contract are deferred and included as a component of accumulated other comprehensive income (loss), and reclassified to interest expense in the period during which the hedged transaction affects earnings. If the contract is designated as a fair value hedge, the contract is recognized at fair value on the balance sheet, and changes in the fair value are recognized in interest expense. Generally, changes in the fair value of the derivative are equal to changes in the fair value of the underlying debt and have no impact on earnings.

In June 2017, we entered into a treasury lock, with a notional value of $300.0, to manage our exposure to interest rate volatility associated with anticipated debt financing in 2018. This interest rate contract was designated as a cash flow hedge. In December 2017, concurrent with the pricing of the Senior Notes due December 15, 2027, we terminated the treasury lock prior to maturity. The termination resulted in a gain of $2.7, which was deferred and included as a component of accumulated other comprehensive income (loss) and is being amortized as a reduction to interest expense over the life of the debt.
In 2015, we terminated the interest rate swap on the 3.50 percent Senior Notes due October 15, 2021, which was designated as a fair value hedge and used to hedge against the changes in the fair value of the debt. As a result of the early termination, we received $58.1 in cash, which included $4.6 of accrued and prepaid interest. The gain on termination was recorded as an increase in the long-term debt balance and is being recognized over the remaining life of the underlying debt as a reduction of interest expense. To date, we have recognized $25.0, of which $7.8, $7.6, and $7.4 were recognized in 2018, 2017, and 2016, respectively. The remaining gain will be recognized as follows: $8.0 in 2019, $8.1 in 2020, $8.4 in 2021, and $4.0 in 2022.
The following tables set forth the gross fair value amounts of derivative instruments recognized in the Consolidated Balance Sheets.

	April 30, 2018
	Other Current Assets	Other Current Liabilities	Other Noncurrent Assets	Other Noncurrent Liabilities
Derivatives not designated as hedging instruments:
Commodity contracts	$14.8	$6.8	$0.4	$0.2
Foreign currency exchange contracts	2.2	0.7	—	—
Total derivative instruments	$17.0	$7.5	$0.4	$0.2
	April 30, 2017
	Other Current Assets	Other Current Liabilities	Other Noncurrent Assets	Other Noncurrent Liabilities
Derivatives not designated as hedging instruments:
Commodity contracts	$5.2	$21.2	$—	$—
Foreign currency exchange contracts	3.2	0.1	—	—
Total derivative instruments	$8.4	$21.3	$—	$—

We have elected to not offset fair value amounts recognized for our exchange-traded derivative instruments and our cash margin accounts executed with the same counterparty that are generally subject to enforceable netting agreements. We are required to maintain cash margin accounts in connection with funding the settlement of our open positions. At April 30, 2018 and 2017, we maintained cash margin account balances of $10.9 and $41.8, respectively, included in other current assets in the Consolidated Balance Sheets. The change in the cash margin account balances is included in other – net, investing activities in the Statements of Consolidated Cash Flows. In the event of default and immediate net settlement of all of our open positions with individual counterparties, all of our derivative liabilities would be fully offset by either our derivative asset positions or margin accounts based on the net asset or liability position with our individual counterparties.

Interest expense – net, as presented in the Statements of Consolidated Income, was $174.1, $163.1, and $171.1 in 2018, 2017, and 2016, respectively. Within interest expense, we recognized $0.5 in net pre-tax losses related to terminated interest rate contracts during 2018 and $0.6 during both 2017 and 2016. Included as a component of accumulated other comprehensive income (loss) at April 30, 2018 and 2017, were deferred net pre-tax losses of $3.8 and $7.0, respectively, related to the terminated interest rate contracts. The related net tax benefit recognized in accumulated other comprehensive income (loss) was $0.9 and $2.6 at April 30, 2018 and 2017, respectively. Approximately $0.4 of the net pre-tax loss will be recognized over the next 12 months related to the terminated interest rate contracts.
The following table presents the net gains and losses recognized in cost of products sold on derivatives not designated as hedging instruments.

	Year Ended April 30,
	2018	2017	2016
Gains (losses) on commodity contracts	$6.5	$(45.2)	$(31.6)
Gains (losses) on foreign currency exchange contracts	(5.9)	9.8	2.0
Total gains (losses) recognized in costs of products sold	$0.6	$(35.4)	$(29.6)

Commodity and foreign currency exchange derivative gains and losses are reported in unallocated derivative gains and losses outside of segment operating results until the related inventory is sold. At that time, we reclassify the hedge gains and losses from unallocated derivative gains and losses to segment profit, allowing our segments to realize the economic effect of the hedge without experiencing any mark-to-market volatility. The following table presents the activity in unallocated derivative gains and losses.

	Year Ended April 30,
	2018	2017	2016
Net gains (losses) on mark-to-market valuation of unallocated derivative positions	$0.6	$(35.4)	$(29.6)
Less: Net gains (losses) on derivative positions reclassified to segment operating profit	(36.7)	(8.2)	(41.6)
Unallocated derivative gains (losses)	$37.3	$(27.2)	$12.0

The net cumulative unallocated derivative gains and losses at April 30, 2018 and 2017, were gains of $1.7 and losses of $35.6, respectively.
The following table presents the gross contract notional value of outstanding derivative contracts.

	Year Ended April 30,
	2018	2017
Commodity contracts	$658.0	$704.9
Foreign currency exchange contracts	122.1	195.4